UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           ON TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            ON TECHNOLOGY CORPORATION
                                  WALTHAM WOODS
                        880 WINTER STREET, BUILDING FOUR
                                WALTHAM, MA 02154

Dear Stockholder:

         The Annual Meeting of Stockholders (the "Meeting") of ON Technology Corporation (the "Company") will be held at Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts at 10:00 a.m., Eastern Daylight Time, on Friday, April 27, 2001.

         At the Meeting, you will be asked to consider and vote upon (i) the election of two directors to serve until the Annual Meeting of the Stockholders held in the year 2004, (ii) an amendment and restatement of the Company's 1992 Employee and Consultant Stock Option Plan (the "Option Plan") to increase the number of shares available under the Employee Plan from 5,400,000 shares to 7,000,000 shares and to permit the issuance of restricted stock under the Option Plan, and (iii) the ratification of the Board of Directors' selection of Arthur Andersen LLP as the Company's independent auditors.

         In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement relating to the actions to be taken by the Company's stockholders at the Meeting and a Proxy. The Proxy Statement more fully describes and includes information about the matters for consideration at the Meeting.

         All stockholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, however, please complete, sign, date and return your Proxy in the enclosed envelope. If you attend the Meeting, you may vote in person as you wish, even though you have previously returned your Proxy. It is important that your shares be represented and voted at the Meeting.

                                         Sincerely,



                                         Robert L. Doretti
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            ON TECHNOLOGY CORPORATION
                                  WALTHAM WOODS
                        880 WINTER STREET, BUILDING FOUR
                                WALTHAM, MA 02154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2001

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of ON Technology Corporation, a Delaware corporation (the "Company"), which will be held at Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts at 10:00 a.m., Eastern Daylight Time, on Friday, April 27, 2001, for the following purposes:

         1. To elect two Class III directors to serve until the Company's Annual Meeting of Stockholders held in 2004 and their successors are duly elected and qualified;

         2. To amend and restate the 1992 Employee and Consultant Stock Option Plan;

         3. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         4. To transact such other business that may properly come before the Meeting or any postponement or adjournment thereof.

         Stockholders of record at the close of business on March 8, 2001 are entitled to notice of, and to vote at, this Annual Meeting of Stockholders and any postponement or adjournment thereof. For ten days prior to this Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal offices of the Company.

                                         By Order of the Board of Directors

                                         Steven R. Wasserman
                                         SECRETARY

Waltham, Massachusetts
March 27, 2001

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. BY RETURNING YOUR PROXY CARD, YOU WILL ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, VOTE YOUR SHARES IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                            ON TECHNOLOGY CORPORATION
                                  WALTHAM WOODS
                        880 WINTER STREET, BUILDING FOUR
                                WALTHAM, MA 02154

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at Epstein Becker & Green, P.C., 75 State Street, Boston, Massachusetts, at 10:00 a.m., Eastern Daylight Time, on Friday, April 27, 2001, and at any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed on or about March 27, 2001, to the stockholders of record as of the close of business on March 8, 2001 (the "Record Date").

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

         The cost of soliciting proxies from stockholders will be borne by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or employees of the Company.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked in writing (including by delivery of a later dated proxy) or in person by notifying the Secretary of the Meeting, in writing, at any time prior to the voting of the proxy.

VOTING OF PROXIES

         If the enclosed proxy card is properly executed and returned to the Company, all shares represented thereby will be voted as indicated therein. If a proxy is returned without instructions, it will be voted FOR the nominees named therein, FOR the approval of the Amended and Restated 1992 Employee and Consultant Stock Option Plan and FOR the ratification of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

VOTING RIGHTS AND OUTSTANDING SHARES

         On the Record Date there were 15,333,334 outstanding shares of Common Stock (excluding 15,000 shares held in treasury), which is the only class of stock outstanding and entitled to vote at the Meeting. The holders of such shares will be entitled to cast one vote for each share held of record as of the Record Date. On the Record Date, the closing sales price of the Common Stock on the Nasdaq National Market was $1.00 per share.

         The holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy will be counted for purposes of determining whether a quorum exists at the Meeting.

         The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote is required to amend and restate the Company's 1992 Employee and Consultant Stock Option Plan and to ratify the selection of Arthur Andersen LLP as the Company's independent auditors. Abstentions and shares held by brokers that are present, but not voted because the brokers do not have the discretionary authority to vote such shares as to a particular matter, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of March 8, 2001, certain information relating to the beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"); (iv) the Company's former Chief Executive Officer and Chief Financial Officer and (v) the directors and Named Executive Officers of the Company as a group:

       NAME OF BENEFICIAL OWNER             NUMBER OF SHARES BENEFICIALLY           PERCENT OF COMMON STOCK(2)
       ------------------------             ------------------------------          -----------------------
                                                      OWNED(1)
                                                      --------
 Robert L. Doretti (3)                                 466,929                                  3%
 Herman DeLatte (4)                                    532,597                                 3.5%
 Christopher A. Risley (5)                             916,162                                  6%
 Laurent Raynaud (6)                                   253,200                                 1.7%
 Steven R. Wietrecki(7)                                  2,000                                  *
 Steven Wasserman(8)                                     5,000                                  *
 Ram Sudama (9)                                         41,250                                  *
 Gina Bornino Miller (10)                               40,000                                  *
 Robert Badavas (11)                                    40,000                                  *
 John Cassarini(12)                                      2,500                                  *
 Hathaway & Associates, Ltd.                         1,400,000                                  9%
 All directors and executive officers                1,295,808                                 8.5%
 As a group
 (7 persons) (13)

----------------------------
*Less than 1%

1. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

2. The percentages shown in this column are calculated from the 15,333,334 shares of Common Stock actually outstanding on March 8, 2000, plus 815,485 options held by the persons set forth in this table that are exercisable within 60 days from March 8, 2000.

3. Includes 156,929 shares issuable upon exercise of stock options and 300,000 shares owned by Mr. Doretti which remain subject to repurchase rights in favor of the Company.

4.   Includes 137,500 shares issuable upon exercise of stock options.

5. Includes 286,195 shares of Common Stock held by The Risley Family Limited Partnership (the "RFLP"). Mr. Risley is a general partner of the RFLP, in which he holds a 1% general partnership interest. As the general partner, he has sole voting and investment control over the shares of Common Stock held by the RFLP. The Risley Children's Trust (the "Risley Trust"), an irrevocable trust for the benefit of Mr. Risley's children, is the limited partner of the RFLP. Mr. Risley has no investment or voting control over the Risley Trust and disclaims beneficial ownership of the Risley Trust's 99% limited partnership interest in the RFLP. Also includes15,833 shares issuable upon the exercise of options.

6.   Includes 55,313 shares issuable upon the exercise of stock options.

7. Includes 2,000 shares of Common Stock for which Stephen J. Wietrecki has the power to direct the sale of such shares.

8. Consists of 5,000 shares currently owned. Mr. Wasserman joined the Company in January 2001, and does not currently hold any vested and exercisable stock options.

9.   Consists of 41,250 shares issuable upon the exercise of stock options.

10.  Consists of 40,000 shares issuable upon exercise of stock options.

11.  Consists of 40,000 shares issuable upon the exercise of stock options.

12.  Consists of 2,500 shares issuable upon the exercise of stock options.

13. Includes an aggregate of 414,040 shares of Common Stock issuable pursuant to stock options exercisable within 60 days from March 8, 2000.

The above table does not include any shares of Common Stock currently held by Castle Creek Technology Partners LLC or Marshall Capital Management Inc., or Shares of Common Stock issuable upon the exercise of the Warrants held by such parties. The Warrants, by their terms, cannot be exercised at any time to the extent that the exercise would result in Castle Creek Technology Partners LLC or Marshall Capital Management Inc. having beneficial ownership of more than 4.9% of the total number of shares of the Company outstanding at the time of exercise. For example, while Castle Creek Technology Partners LLC may exercise the Warrants for and sell 1,007,150 or more shares over the life of the Warrants, it may not currently exercise the Warrants to the extent that it would at the time of exercise beneficially own any more than 735,178 shares, based upon 15,003,638 shares outstanding as of December 29, 2000, and assuming that, at the time of exercise, it does not beneficially own any other shares. If the total number of shares outstanding increases, including as a result of issuance of outstanding shares upon exercise of the Warrants, then the number of shares that Castle Creek Technology Partners LLC or Marshall Capital Management Inc. can own at any one time would also increase.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL I)

         The Company has a classified Board of Directors consisting of two Class I Directors, two Class II directors and two Class III directors. The Class I, Class II and Class III directors currently serve until the Annual Meetings of Stockholders to be held in 2002, 2003 and 2001, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting, directors are elected for a full term of three years to succeed those whose terms are expiring.

         The terms of office for the Class III directors are currently expiring and the directors currently serving on the Board are nominated for election at the Meeting. The persons named in the proxy will vote to elect as directors Mr. Robert P. Badavas and Mr. Robert L. Doretti unless the proxy is marked otherwise. Currently, there are vacant seats on the Board for one Class I Director and one Class II Director. Pursuant to Delaware law and the Company's By-laws, these vacancies may be filled by a vote of the majority of the members of the Board then in office.

         The Class III directors will be elected to hold office until the Annual Meeting of Stockholders in 2004 and until each of their successors is duly elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if the nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                         IN FAVOR OF THE NAMED NOMINEES

BOARD OF DIRECTORS

         The table below sets forth for the current directors, including the Class III nominees to be elected at this Meeting, certain information with respect to age and background.

Name                            Age        Director      Position with the
----                            ---        --------      -----------------
                                           Since         Company
                                           -----         -------
NOMINEES FOR CLASS III DIRECTORS
TO BE ELECTED AT THE
ANNUAL MEETING:

Robert P. Badavas               48         1998          Director
Robert L. Doretti               58         2000          Director, President and
                                                         CEO

CLASS I DIRECTOR:

John Cassarini                  35         2001          Director

CLASS II DIRECTOR:

Gina Bornino Miller             40         1998          Director

EXECUTIVE OFFICERS

         The executive officers of the Company as of March 8, 2000 are as follows:

Name                         Age              Position with the Company
----                         ---              -------------------------

Robert L. Doretti            58               President and Chief
                                              Executive Officer

Steven R. Wasserman          44               Vice President, Finance, Chief
                                              Financial Officer and Secretary

Ram Sudama                   52               Chief Technical Officer

Laurent Raynaud              39               Vice President, European Sales
                                                     And Support

BUSINESS EXPERIENCE OF OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR

         ROBERT L. DORETTI has served as President, Chief Executive Officer and Director of the Company since February 1, 2000. Prior to joining the Company, Mr. Doretti served as President and Chief Executive Officer at Thinking Machines Corporation from February 1995 to June 1999.

         STEVEN R. WASSERMAN joined the Company on January 2, 2001, as its Vice President of Finance, Chief Financial Officer and Secretary. From January 2000 until November 2000, Mr. Wasserman served as Vice President of Corporate Finance at The Pioneer Group, Inc. From November 1996 until January 2000 he served as Assistant Treasurer of GTECH Holdings Corp. From January 1981 until November 1996 he served in a variety of positions with EG&G, Inc., leaving the company as its Director of Investments and Financial Analysis.

         LAURENT RAYNAUD has served as Vice President, European Sales and Support of the Company since November 1997. Previously, Mr. Raynaud served as European Managing Director of Micrographix Software Inc. from January 1992 through June 1997.

         RAM SUDAMA has served as Chief Technical Officer of the Company since October 1998. Previously, Mr. Sudama served as a technology advisor to the Board of Directors of Teradyne, Inc. from January 1998 through September 1998 and as President of Sandalwood Studios, Inc. from June 1997 through December 1997. From November 1996 through May 1997, Mr. Sudama was Chief Technical Officer for Borland International Inc. (now known as Inprise Corporation), providing technical direction for enterprise strategy, and Vice President of Technology for Open Environment Corp. from August 1993 through October 1996.

         STEPHEN WIETRECKI served as Chief Financial Officer of the Company from April 4, 1999 through October 24, 2000. From July 1997 to April 1999, Mr. Wietrecki served as Director of Finance of the Company. Previously, Mr. Wietrecki served as a Senior Financial Analyst at the Company.

         HERMAN DELATTE served as a Director of the Company from September 1997 until his resignation in January 2001. Until his resignation from the positions of President and Chief Executive Officer of the Company on February 1, 2000, Mr. DeLatte had served as President of the Company since September, 1997 and Chief Executive Officer of the Company since November 1997. Prior to joining the Company, Mr. DeLatte was employed by Micrografx Inc. as President and Chief Operating Officer from September 1994 to May 1997.

         ROBERT P. BADAVAS joined the Board of Directors of the Company on August 1, 1998 as a Class III Director to fill a vacant seat on the Board. From December 1995 through September 2000, Mr. Badavas served as President and Chief Executive Officer of Cerulean Technology, Inc., which specializes in wireless mobile information software. In September 2000, Cerulean was acquired by Aether Systems, Inc. From September through November 2000, Mr. Badavas managed Aether Mobile Government division, which consisted of Cerulean's business. Since November 2000, Mr. Badavas has served as Senior Corporate Advisor, Office of the Chairman, for Aether Systems. Mr. Badavas also serves as a member of the Board of Directors for Renaissance Worldwide, Inc., a company listed on the National Nasdaq

Market which provides strategic and enterprise solutions implementation and consulting services, and as a member of the Board of Directors for RSA Security, Inc., a company listed on the National Nasdaq Market which provides authentication and security technology, services and products.

         GINA BORNINO MILLER joined the Board of Directors of the Company on July 14, 1998 as a Class II Director to fill a vacant seat on the Board. Ms. Bornino Miller was employed as President, Specialty Storage Products Group, of Quantum Corp. from January 1993 through October 1996, where she was responsible for the non disk-drive storage products business unit. Ms. Bornino Miller has been self-employed as a consultant since October 1996 and, since January 1998, has primarily provided her consulting services to Microbia, Inc., a biotechnology company. Since the summer of 1998, Ms. Bornino Miller has served as a member of the Board of Directors of Microbia, Inc.

         JOHN CASSARINI joined the Board of Directors of the Company on January 29, 2001 as a Class I Director to fill a vacant seat on the Board. Mr. Cassarini is currently Senior Vice President of Ingalls & Snyder and Portfolio Manager of I&S Technology Partners. Mr. Cassarini served as a Portfolio Manager at Awad Asset Management from August 1999 until July 2000, as a Portfolio Manager at Rho Management from May 1997 until July 1999. Prior to May 1997, Mr. Cassarini served with Smith Barney / Travelers.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established a Compensation Committee and an Audit Committee; the Board of Directors does not maintain a Nominating Committee or a committee performing similar functions. The Compensation Committee is comprised of four members of the Board of Directors: Messrs. Badavas, Cassarini, Doretti and Ms. Bornino Miller, with Mr. Doretti serving as an ex-officio non-voting member. Prior to February, 2000, Mr. DeLatte served as the ex-officio non-voting member of the Compensation Committee. The principal functions of the Compensation Committee are to review the Company's compensation programs and policies, to establish compensation for the Company's executive officers, to review and approve annual bonuses to be paid to such executive officers and to administer the Company's various stock option plans.

         The Audit Committee is comprised of three members of the Board of
Directors: Messrs. Badavas and Cassarini and Ms. Bornino Miller. The principal functions of the Audit Committee are to nominate the accounting firm to be appointed as the Company's independent certified public accountants and to review the plan and scope of the audit, the report of the audit upon its completion and the adequacy of the Company's internal accounting procedures and controls. The Audit Committee also maintains a continuing review of the nature and extent of all services provided to the Company by such accountants and evaluates their fees and the effects of such services upon their independence.

         The Board of Directors has determined that the members of the Audit Committee are independent directors as defined in the Audit Committee Charter and the National Association of Securities Dealers listing standards. The Audit Committee Acts under a written charter adopted and approved on June 12, 2000. The charter is attached as Appendix A to this Proxy Statement. The Audit Committee has considered whether the provision of tax compliance and preparation services by the independent auditor to the Company is compatible with maintaining auditor independence and believes that the provision of such services is compatible.

         AUDIT FEES. Arthur Andersen LLP, the Company's independent auditor, has billed the company an aggregate of $157,000 for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

              ALL OTHER FEES. Arthur Andersen LLP has billed the Company an aggregate of $274,623 for professional services rendered in connection with the following: tax compliance and advisory services, review of registration statements and employee benefit plan audit.

AUDIT COMMITTEE REPORT

         The Audit Committee has (i) reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000; (ii) discussed with Arthur Andersen LLP, the Company's independent auditor, the matters required to be discussed by Statement on Accounting Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; (iii) received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and discussed with the auditor the auditor's independence; and (iv) based on the review and discussions referred to above, recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:
Robert B. Badavas
Gina Bornino-Miller
John Cassarini

         The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Company's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by the Company in any such filing.

MEETINGS AND COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company receive a fee of $4,000 for attendance at each regular and special meeting of the Board of Directors, a fee of $2,000 for attendance at each meeting of the Audit or Compensation Committees if the director is a member of such committee, and a fee of $650 for attendance at each telephonic meeting of the Board of Directors or the Audit or Compensation Committees, if the director is a member of such committee. The Directors elected, beginning on July 15, 1999 and ending on April 28, 2000, to reduce the cash compensation which each was entitled to receive for attendance at Board and committee meetings. During this time, each of Messrs. Hulley and Badavas and Ms. Bornino Miller received a fee of $2,500 for in-person attendance at each meeting of the Board of Directors, $1,000 for in-person attendance at each meeting of a committee on which he or she was a member, $500 for attendance at each telephonic meeting of the Board of Directors and $200 for attendance at each telephonic meeting of a committee on which he or she was a member. The Board of Directors voted on April 28, 2000 to restore all fees to prior levels. Directors who are not employees of the Company are additionally reimbursed for out-of-pocket expenses incurred in attending Board of Directors meetings and are eligible to receive options under the Company's 1995 Directors Stock Option Plan. Directors who are employees of the Company are not compensated for their service on the Board or any committee thereof. During 2000, the Board of Directors met in person four times, the Compensation Committee met in person two times and the Audit Committee met in person one time. The Board of Directors took action by written consent four times, and, the Compensation Committee and the Audit Committee met by telephonic means three and one times, respectively, during 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied except that and Herman DeLatte filed a Form 4 incorrectly on February 16, 2001.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth information with respect to the compensation, for the last three fiscal years, of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who received compensation in excess of $100,000 during fiscal year 2000.

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                          -----------------------------------------------------
                                                ANNUAL  COMPENSATION      RESTRICTED        SECURITIES              ALL
                                               ----------------------       STOCK           UNDERLYING             OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY($)     BONUS($)     AWARDS ($)        OPTIONS (#)        COMPENSATION ($)
---------------------------            ----    ---------     --------     ----------        -----------        ----------------
Robert L. Doretti(1)................   2000     229,167       135,900      101,2502          1,106,847                  ____
         President and Chief           1999        ____          ____          ____               ____                  ____
         Executive Officer             1998        ____          ____          ____               ____                  ____
Herman DeLatte(3)...................   2000      20,833        20,689          ____             12,500               115,500
         President and Chief           1999     250,000       211,049          ____            120,000                  ____
         Executive Officer             1998     250,000       127,634          ____               ____                  ____
Steven R. Wasserman(4)..............   2000        ____          ____          ____               ____                  ____
         Chief Financial Officer,      1999        ____          ____          ____               ____                  ____
         Vice President and            1998        ____          ____          ____               ____                  ____
         Secretary
Stephen J. Wietrecki(5).............   2000     120,292        26,167          ____             30,000                  ____
         Chief Financial Officer,      1999     119,807        94,507          ____             40,000                  ____
         Vice President                1998      95,330        24,647          ____             10,500                  ____
Laurent Raynaud.....................   2000     197,965        71,958          ____             30,000                  ____
         Vice President, European      1999     190,780        79,491          ____             30,000                  ____
         Sales and Support             1998     176,082        40,267          ____             15,000                  ____
Ram Sudama(6).......................   2000     177,628        31,350          ____             30,000                  ____
         Chief Technical Officer       1999     167,067        87,463          ____             30,000                  ____
                                       1998      27,500        30,313          ____             50,000                  ____

1. Mr. Doretti joined the Company as President and Chief Executive Officer in February 2000.

2. Mr. Doretti exercised a right to purchase 300,000 shares of restricted stock for $0.10 per share.

3. Mr. DeLatte resigned as President and Chief Executive Officer in February 2000. He resigned as a Director on October 1, 2000. Mr.
DeLatte served as a consultant to the Company during 2000, for which he received compensation of $115,500.

4. Mr. Wasserman joined the Company as Vice President, Finance, Chief Financial Officer and Secretary in January 2001.

5. Mr. Wietrecki resigned the offices of Vice President, Finance, Chief Financial Officer and Secretary in October 2000.

                     STOCK OPTION GRANTS IN FISCAL YEAR 2000

         The following table shows information with respect to stock options granted to each Named Executive Officer during fiscal year 2000.

                                                  INDIVIDUAL GRANTS
                               ------------------------------------------------------
                                             % OF TOTAL                                     POTENTIAL REALIZABLE
                               NUMBER OF      OPTIONS                                         VALUE AT ASSUMED
                               SECURITIES    GRANTED TO                                     ANNUAL RATES OF STOCK
                               UNDERLYING    EMPLOYEES        EXERCISE                      PRICE APPRECIATION FOR
                                OPTIONS      IN FISCAL         PRICE       EXPIRATION           OPTION TERM
NAME                           GRANTED(1)       YEAR        ($/SHARE)(2)      DATE          5%($)        10%($)
----                           ----------       ----        ------------      ----          -----        ------

Robert L. Doretti........       844,847(3)      37.11%        $11.2500       01/31/10    $5,977,347    $15,147,771
                                262,000(3)      11.51%          3.8125       04/28/10       628,187      1,591,949
                                300,000          13.2%            0.10       12/28/10       183,732        310,429
Herman DeLatte...........         2,500          0.11%        $11.2500       02/02/10       $17,688        $44,824
                                 10,000          0.44%          3.8125       04/28/10        23,977         60,761
Steven R. Wasserman(5)...         ____          ____            ____           ____          ____           ____
Stephen J. Wietrecki.....        30,000(3)       1.32%         $3.8125       04/28/10       $71,930       $182,284
Ram Sudama...............        30,000(3)       1.32%         $3.8125       04/28/10       $71,930       $182,284
Laurent Raynaud .........        30,000(3)       1.32%         $3.8125       04/28/10       $71,930       $182,284
--------------------------------

(1) The options were granted under the Company's 1992 Employee and Consultant Stock Option Plan. Options are
generally subject to the employee's continued employment. The exercise of options will be accelerated in the event of certain occurrences including the sale of the Company, the sale of all or substantially all of the Company's assets or a change in control of the Company. An individual's eligibility to exercise vested options generally terminates 90 days after the termination of such individual's employment relationship with the Company.
(2) The exercise price per share of each option was determined by the Board of Directors to be equal to the fair market value per share of Common Stock at the date of grant except with respect to the option exercised by Mr.
Doretti as restricted stock and further described at note 4, below.
(3) The options become exercisable over a four-year period, 25% on the first anniversary of the date of grant and
6.25% at the end of each of the following three month periods.
(4) The option was exercised as a right to purchase restricted stock at $0.10 per share.
(5) Mr. Wasserman joined the Company in January 2001.

EMPLOYMENT AGREEMENTS

         Mr. Doretti joined the Company as President and Chief Executive Officer in February, 2000 pursuant to the terms of an Offer Letter dated January 31, 2000 (the "Doretti Offer"). Mr. Wasserman assumed the positions of Vice President, Finance, Chief Financial Officer and Secretary in January 2001 pursuant to the terms of an Offer Letter dated December 14, 2000 (the "Wasserman Offer") and Mr. Sudama joined the Company as Chief Technical Officer in October 1998 pursuant to the terms of an Offer Letter dated October 20, 1998 ("Sudama Offer"). While no formal employment agreement exists between the Company and any of these individuals, the Doretti Offer, the Wasserman Offer and the Sudama Offer each provide for salary increases and bonuses as the Company's Board of Directors may determine from time to time. The Doretti Offer also provides that upon termination without cause, Mr. Doretti shall continue to receive his then-current salary and benefits for a twelve month period and any cash bonus earned but not yet paid for completed quarters and fiscal years as well as a prorated amount of the quarterly and annual cash bonus for the quarter and fiscal year during which such termination of employment occurs. Additionally, Mr. Doretti entered into a Consulting Agreement with the Company on December 28, 2000. This Consulting Agreement provides for a two year consulting period commencing on the date of the closing of a transaction resulting in a change of control of the Company. Mr. Doretti is entitled to receive a base salary of $250,000 per annum during the two year consulting period. The Wasserman offer provides that if Mr. Wasserman's employment is terminated in connection with a transaction resulting in a change of control of the Company, he shall be entitled to continuation of his insurance benefits and bi-weekly base salary payments until re-employed or for a period not to exceed one year, whichever occurs first, and payment of any cash bonus earned but not yet paid. The Sudama Offer provides that if Mr. Sudama's employment is terminated or substantially diminished in nature or status in connection with a transaction resulting in a change of control of the Company, he shall be entitled to a severance payment equal to six months' salary. Mr. Raynaud has an agreement specifying a three month notice period prior to termination and nine months severance pay of base salary plus bonus. Mr. Wietrecki resigned his position with the Company in October 2000.

         The following table shows information with respect to stock options held as of December 31, 2000 by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL-YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                                                  DECEMBER 31, 2000 (#)              DECEMBER 31, 2000 ($) (1)
                                                                  ---------------------              -------------------------
                                                     VALUE
                               SHARES ACQUIRED      REALIZED
NAME                           ON EXERCISE (#)        ($)(2)   EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                           ---------------        ------   -----------      -------------      -----------     -------------

Robert L. Doretti                  300,000(3)   $101,250(3)     46,732          1,060,115             ----              ----

Herman DeLatte                     140,625    $1,450,195       114,587             10,413             ----              ----

Ram Sudama                            ----          ----        26,625             71,875             ----              ----

Steven R. Wasserman(4)                ----          ----          ----               ----             ----              ----

Stephen J. Wietrecki                  ----          ----        85,311             21,189           $1,853              ----

Laurent Raynaud                       ----          ----        35,625             72,188             ----              ----

-------------------

(1) Calculated based on the fair market value per share of the underlying securities at December 29, 2000 ($0.4687) minus the per share exercise price.

(2) Calculated based on the fair market value of the underlying securities on the exercise date minus the exercise price of such options.

(3) Mr. Doretti exercised a right to purchase 300,000 shares of restricted stock for $0.10 per share. The shares reported here are also reported above in the table contained in the section headed "Executive Compensation and Other Matters." (4) Mr.
Wasserman joined the Company in January 2001.

         During 1997, the Company adjusted the exercise price of its stock options previously awarded to employees. This adjustment was accomplished by allowing employees holding out-of-the-money options to surrender the old options and receive new options with a lower exercise price. The employees had to elect to make this adjustment. Not all employees made this election; a total of 21,500 options were affected and the new exercise price is $2.875 for all such options. Other than Stephen J. Wietrecki none of the Company's Named Executive Officers participated in the 1997 option repricing. There have been no option repricings in any other fiscal year by the Company. The following table sets forth all such repricings of options held by any executive officers.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                          Number of         Market                                    Length of
                                         Securities         Price         Exercise                     Original
                                         Underlying      of Stock at      Price at                   Option Term
                                          Options/         Time of         Time of                   Remaining at
                                            SARs          Repricing       Repricing        New         Date of
                                         Repriced or          or             or         Exercise     Repricing or
          Name               Date        Amended (#)      Amendment$      Amendment$     Price$      Amendment
          ----               ----        -----------      ----------      ----------     ------      ---------
Stephen J. Wietrecki       07/30/97          750            2.875           12.75         2.875         3 Yrs.
                           07/30/97          750            2.875           12.75         2.875         4 Yrs.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which is comprised of non-employee directors. The Compensation Committee approves compensation policies for the executive officers of the Company and oversees the general compensation policies of the Company. The Compensation Committee has furnished the following report for calendar year 2000:

COMPENSATION PHILOSOPHY AND GOALS

         During 2000, the goals of the Company's executive compensation program remained constant: to attract, retain and motivate the most talented individuals available in the Company's market. The elements of compensation encompassed in the program include base salary, annual cash incentive compensation and awards of stock options under the Company's incentive compensation plans. The competitiveness of the Company's executive compensation approach is reviewed annually and validated with external salary surveys generally available to the Company through professional affiliations.

         The Company utilizes four guiding principles for its executive compensation approach, which are set forth below. These principles are established to design, fund and administer the program and form the framework for decision making.

         STOCKHOLDER INTERESTS - The financial interests of the stockholders are the major consideration in the design, funding and administration of all executive compensation programs.

         EXECUTIVE COMPENSATION - The value of all tangible compensation components to the executive compensation program are considered in the aggregate. Consideration of individual components is only performed in the context of the total executive compensation program.

         GROUP AND INDIVIDUAL ACHIEVEMENT - The Company's performance-based executive compensation program reflects a balancing of group and individual achievement.

         SUSTAINED PERFORMANCE - An emphasis is placed on the long-term executive compensation incentives while maintaining an annual cash compensation program capable of producing focus on near-term results and milestones.

COMPONENTS OF COMPENSATION

         TARGET ANNUAL CASH COMPENSATION. Each executive position in the Company is compared to similar positions in comparable companies for which data are available. From this comparison, annual target cash compensation is set to reflect compensation standards in the industry. The Compensation Committee gathers data from independent consultants and, after conferring with the President of the Company on the salaries for senior management (excluding his own salary), sets annual salary levels in the first quarter of each year. The target annual cash compensation is broken into two separate components: a base salary and an incentive bonus. During 2000, the Compensation Committee reviewed the target annual cash compensation levels of all executive officers who were employed at the Company and, based on the performance of the Company and these executives, approved increases of 0% to 7.5% for such executive officers.

         In reviewing the comparable levels of compensation for Chief Executive Officers, the Compensation Committee determined that Mr. Doretti's compensation as the Company's Chief Executive Officer was reasonable in light of industry information regarding the range of salaries offered to chief executive officers of comparable companies and the business judgment of the members of the Compensation Committee. Mr. Doretti's equity compensation was structured to reward Mr. Doretti upon the Company's financial success.

         BASE SALARY. In general, the Compensation Committee sets the base salary component of total target annual cash compensation at approximately 75% of the total cash compensation for executive officers. The intention of the Compensation Committee is to leave a significant portion of target annual cash compensation subject to the performance of the Company.

         INCENTIVE BONUS. The Compensation Committee awards incentive bonuses as part of total annual cash compensation based on two objectives: the achievement by the Company of certain financial targets for annual revenue and operating income and the achievement by individual executives of certain strategic objectives. The Company's financial objectives relate entirely to an annual business plan that is submitted in December by the executive team and the individual executive's strategic objectives relate to goals established by the executive and members of the Board of Directors for personal success within the Company. The bonus system is intended to stimulate successful execution of the annual business plan. The bonus plan allows for quarterly (partial) payments of executive bonuses, with the balance of executive bonuses payable only after completion of the audit following each fiscal year. No incentive bonuses are paid unless achievement is at least 90% of the annual business plan at various milestones throughout each fiscal year.

         EQUITY INCENTIVES. The Compensation Committee believes that the executive compensation program of the Company must motivate the executive officers of the Company to create core economic value which results in long-term appreciation in the price of the Common Stock, thus aligning the interests of employees with the interests of the Company's stockholders and providing a strong incentive for key executive to remain in the employ of the Company. Additionally, the appropriate use of equity incentives is a valuable tool in recruiting new executives for the Company. The Compensation Committee believes that, in the case of a growth-oriented business such as the Company, a substantial portion of the compensation of executive officers should be contingent on appreciation in value of the stockholders' investments. Based on the foregoing principles, in 2000 the Compensation Committee awarded options for 1,106,847 shares to Robert Doretti, 12,500 shares to Herman DeLatte prior to his resignation, 30,000 shares to Ram Sudama, 30,000 shares to Laurent Raynaud, and 30,000 shares to Stephen J. Wietrecki prior to his resignation.

         The Committee believes that for calendar 2000 the remaining key executives of the Company had adequate stock and option packages to provide them with an appropriate incentive to maximize short-term and long-term shareholder value. The Committee intends to review the status of equity incentives for senior executives in 2001 and thereafter to insure that key executives of the Company are appropriately motivated and rewarded.

CERTAIN TAX CONSIDERATIONS

         Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to publicly held companies for compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Compensation based on performance is not subject to this deduction limit, if certain requirements are met. Based on the compensation awarded to Mr. Doretti, and the other executive officers of the

Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. The Compensation Committee intends to continue to structure its compensation program to comply with Section 162(m).

                                            The Compensation Committee

                                            Robert P. Badavas
                                            Gina Bornino Miller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors currently consists of Messrs. Badavas, Cassarini, Doretti and Ms. Bornino Miller. During January 2000, Mr. DeLatte served in Mr. Doretti's current role as an ex-officio member of the Compensation Committee and prior to Mr. Hulley's resignation in October 2000, Mr. Hulley served on the Compensation Committee. Each of the current non-employee directors is entitled to receive compensation in the form of cash and options to purchase Common Stock for their services as directors. Ms. Bornino Miller and Mr. Badavas, each elected to the Board of Directors in 1998, received options pursuant to the Company's 1995 Director Stock Option Plan (as amended, the "Director Plan") to purchase 10,000 shares of Common Stock under the Directors Plan, on July 14, 1998 and August 1, 1998, respectively, at a per share price of $3.375 and $2.6875 respectively. Each of them also receives options pursuant to the Director's Plan to purchase 10,000 shares of Common stock on the anniversary of their election to the Board of Directors. These options are exercisable in 12 equal quarterly installments beginning on the date of grant and the last day of each of the 11 fiscal quarters commencing with the first full fiscal quarter after the date of grant. Additionally, Ms. Bornino Miller and Messrs. Badavas and Hulley, in consideration of the reduction in Board of Directors fees from July 1999 through April 2000, received from the Company for attendance at board and committee meetings, options to purchase 10,000 shares of Common Stock under the 1992 Employee and Consultant Stock Option Plan at a price per share equal to the fair market value of the Company's Common Stock on the date of grant. These options are fully exercisable. No director or executive officer of the Company and no member of its Compensation Committee is, or was during the year ended December 31, 2000, a director or compensation committee member of any other business entity that had a director that sits on the Company's Board of Directors or Compensation Committee.

                        COMPARISON OF STOCKHOLDER RETURN

         The line graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Total U.S. Index and the Nasdaq Computer and Data Processing Index, resulting from an initial assumed investment of $100 in each, and assuming the reinvestment of any dividends, for the period beginning on the date of the Company's initial public offering on August 1, 1995 and ending on December 29, 2000, the last business day of 2000. Stock price performance shown in the Performance Graph for the Common Stock is historical and not necessarily indicative of future price performance. The Common Stock was sold at its initial offering at a price of $15.00 per share, and the closing sales price of the Common Stock on the Nasdaq National Market on December 29, 2000 was $0.4687.

                            [LINE GRAPH APPEARS HERE]

                        12/31/95    12/31/96    12/31/97     12/31/98     12/31/99     12/31/00
                        --------    --------    --------     --------     --------     --------
ONTC                      100.00       41.30       10.10        10.60       106.70         3.60
NASDAQ                    100.00      122.70      149.30       208.40       386.80       234.80
NASDAQ Computer Index     100.00      141.70      169.00       309.80       635.10       353.70

                          AMENDMENT AND RESTATEMENT OF
               THE 1992 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN
                                  (PROPOSAL II)

APPROVAL OF AMENDMENTS TO THE COMPANY'S 1992 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

         On January 29, 2001, the Compensation Committee of the Board of Directors of the Company, pursuant to authority granted to them by the Board, approved, subject to future stockholder approval, a proposal to amend and restate the 1992 Employee and Consultant Stock Option Plan (the "Stock Option Plan") to provide for (i) an increase in the number of shares available for issuance pursuant to the Stock Option Plan from 5,400,000 shares to 7,000,000 shares and (ii) awards of shares of common stock, which are then subject to certain restrictions, including repurchase obligations in favor of the Company ("Restricted Stock"). The aggregate number of shares authorized for issuance under the Stock Option Plan represents the total number of options to purchase shares and awards of Restricted Stock available for grant or issuance under the Stock Option Plan regardless of the number of options previously granted, whether exercised or not by such optionees. As of March 8, 2001, the Company had only 510,406 shares remaining available for the grant of additional options or shares of Restricted Stock.

         Previously the Stock Option Plan did not provide for the issuance of Restricted Stock, i.e., shares of Common Stock of the Company which would then be subject to repurchase obligations in favor of the Company under certain circumstances. The Company desires the added flexibility of being able to use awards of Restricted Stock as an incentive to its employees, consultants and advisors. The Company may grant to its employees, consultants or advisors the ability to purchase shares of Restricted Stock in lieu of options, or may make options granted under the Stock Option Plan convertible, at the election of the optionee, into a right to purchase Restricted Stock. The recipient of Restricted Stock pays the entire purchase price for the shares of Common Stock being purchased at the purchase price established by the Board of Directors, typically the then-current fair market value for the Company's Common Stock, and simultaneously enters into a stock restriction agreement with the Company. The stock restriction agreement provides, in part, that the Company shall have the right to repurchase some or all of the Restricted Stock from the employee, consultant or advisor for a pre-determined purchase price under certain circumstances, including, without limitation, the termination of the relationship between the Company and the employee, advisor or consultant. The Company's right of repurchase typically lapses over time with respect to a portion of the shares of Restricted Stock according to a schedule set forth in the stock restriction agreement in the same manner that an option "vests" over time. For example, if an employee purchases Restricted Stock that is to vest over four years in equal annual installments from the date of the stock restriction agreement, then the Company will have the right to repurchase 100% of the shares subject to the agreement if the individual leaves the Company's employ prior to the first anniversary of the date of the stock restriction agreement, 75% if the individual leaves the Company's employ prior to the second anniversary, 50% if the individual leaves the Company's employ prior to the third anniversary and 25% if the individual leaves the Company's employ prior to the fourth anniversary. On and after the fourth anniversary of the stock restriction agreement the employee would be fully vested and the Company would not be able to repurchase the shares if the employment relationship is terminated.

         The amendments to the Stock Option Plan remain subject to approval by the stockholders of the Company at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, in person or by proxy, is necessary to approve the amendment and restatement of the Stock Option Plan.

         The Company is restating the Stock Option Plan to integrate the proposed amendments providing for Restricted Stock awards throughout the Stock Option Plan but the existing provisions of the Stock Option Plan pertaining to incentive and non-statutory stock options remain substantially unchanged. The following description of the Stock Option Plan assumes the adoption of the proposed amendments with respect to the issuance of Restricted Stock.

DESCRIPTION OF THE 1992 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN

         The Stock Option Plan was originally adopted by the Company's Board of Directors (the "Board") and the stockholders of the Company on July 29, 1992. The Stock Option Plan was amended by the Board and the stockholders of the Company effective May 6, 1994 and again on each of May 18, 1995, April 30, 1996, April 30, 1997

April 30, 1998 and April 28, 2000. The Stock Option Plan, as amended, currently provides for the grant of options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options, which will not so qualify. The proposed amendments will also enable the Company to sell shares of its Common Stock to its employees, consultants and advisors, subject to certain repurchase obligations in favor of the Company. The purpose of the Stock Option Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and certain consultants or advisors to, the Company who are expected to contribute to the future growth and success of the Company.

ADMINISTRATION OF THE STOCK OPTION PLAN

         The Stock Option Plan is administered by the Board, whose construction and interpretation of the terms and provisions of the Stock Option Plan, and the stock option and restricted stock agreements issued pursuant to the Stock Option Plan, is final and conclusive. The Board has the authority to adopt, amend and repeal rules and regulations relating to the Stock Option Plan and to determine the terms and conditions of the respective option and restricted stock agreements and to make all other determinations as it shall deem necessary or desirable for the administrative of the Stock Option Plan. No member of the Board may be liable for any action or determination relating to the Stock Option Plan made in good faith. The Board has, to the full extent permitted by or consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), delegated any or all of its powers under the Stock Option Plan to the Compensation Committee. In such event, all references to the Board in the Sections of this Proxy Statement dealing with the Stock Option Plan shall mean such Compensation Committee or the Board.

         Currently, the Board may, in its sole discretion, grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Stock Option Plan. The proposed amendments will also enable the Board to, in its sole discretion, enable individuals to purchase shares of Restricted Stock. With respect to the grant of such options or the sale of Restricted Stock under the Stock Option Plan to officers or directors of the Company (as defined for purposes of Rule 16b-3), the selection of the recipient, the determination of whether to grant an option or Restricted Stock, the timing of the grant, the exercise price and the number of shares must be determined by either (i) the Board, of which all the members shall be disinterested persons, or (ii) a committee of two or more directors having full authority to act, all of the members of which shall be disinterested persons. For purposes of the Stock Option Plan, a director shall be deemed to be a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

SHARES SUBJECT TO THE STOCK OPTION PLAN

         The total number of shares that were previously authorized for issuance under the Stock Option Plan is 5,400,000. As of March 8, 2000, 510,406 shares were available for issuance under the Stock Option Plan. If an option granted under the Stock Option Plan expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Stock Option Plan. Similarly, if the Company elects to repurchase shares of Restricted Stock under the Stock Option Plan, such repurchased shares will be available for regrant. The Company is currently proposing to increase the number of shares available for issuance under the Stock Option Plan by 1,600,000 to a total of 7,000,000.

         The Stock Option Plan contains provisions for the disposition of options granted thereunder in the event of a consolidation, merger or sale of substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or property of any other corporation or business entity or in the event of a liquidation of the Company. As stockholders in the Company, holders of Restricted Stock would be treated similarly to other stockholders of the Company, subject to the repurchase provisions in the applicable stock restriction agreement.

         The Board may grant options under the Stock Option Plan in substitution for other options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as a result of a merger or consolidation of the employing corporation with the Company, or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The substitute options may be granted on such terms as the Board considers appropriate in the circumstances.

         If the outstanding shares of Common Stock of the Company are changed by reason of any merger, consolidation, sale of substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock-split, reverse stock-split, or other similar capital change in the Company's capital stock, the Board may appropriately adjust (i) the maximum number and kind of shares reserved for issuance under the Stock Option Plan,
(ii) the number and kind of shares or other securities subject to then outstanding options under the Stock Option Plan, and (iii) the price for each share subject to any then outstanding options under the Stock Option Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no such adjustment shall be made if such adjustment would cause the Stock Option Plan to fail to comply with Section 422A of the Code or with Rule 16b-3.

GENERAL TERMS AND CONDITIONS OF THE STOCK OPTION PLAN

         TYPES OF AWARDS. The Stock Option Plan provides for the granting of options which will qualify as incentive stock options under Section 422 of the Code, nonstatutory stock options, which will not so qualify and, upon adoption of the proposed amendments, awards to purchase shares of Restricted Stock. The Board may grant the holder of an option the right to convert that option into a right to purchase shares of Restricted Stock.

         AGREEMENTS. Each recipient of an option to purchase stock under the Stock Option Plan must execute an agreement which indicates whether the award is an incentive stock option or a nonstatutory stock option, whether or not such option is convertible into a right to purchase Restricted Stock and which contains the specific terms applicable to such option, including the exercise price, duration, time and method of exercise and such other terms and conditions of the grant as may be determined by the Board in accordance with the Stock Option Plan. The terms applicable to a specific option grant may vary among participants in the Stock Option Plan. Each purchaser of Restricted Stock under the Stock Option Plan must execute a stock restriction agreement which sets forth the repurchase obligations in favor of the Company, including the vesting schedule. The terms applicable to a specific sale of Restricted Stock may vary among participants in the Stock Option Plan.

         EXERCISE PRICE. The exercise prices for all rights granted under the Stock Option Plan are determined by the Board. In the case of an incentive stock option, this price may not be less than 100% (or 110% in the case of an option granted to a person holding more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date of grant.

         NONTRANSFERABILITY. Options and shares of Restricted Stock granted under the Stock Option Plan shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except
(i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order (as defined in the Code) or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the holder, the options shall be exercisable only by the holder.

         DURATION. Each option shall expire on such date as the Board shall be set forth in the applicable agreement. In the case of an incentive stock option, this expiration date may not be more than ten years from the date on which the option is granted (or five years in the case of options granted to persons holding more than 10% of the voting power of stock of the Company).

         EXERCISE. The period or periods during which any option granted under the Stock Option Plan may be exercised shall be determined by the Board. Options generally become exercisable over a four-year period beginning on the first anniversary of either the date of grant or the date of hire of an employee and continuing thereafter in equal quarterly installments. Options shall be considered outstanding until they have been either fully exercised or cancelled or have expired by reason of the lapse of time. The repurchase rights in favor of the Company applicable to Restricted Stock will generally lapse over a similar time period as the options so that the Company may no longer repurchase any shares of Restricted Stock from the holder after a four year period. Further, these repurchase restrictions shall begin to lapse as to 25% of the shares of Restricted Stock beginning on the first anniversary of either the date of grant or the date of hire of the employee and shall continue to lapse thereafter in equal quarterly installments over the next three years.

         TERMS OF PAYMENT. The purchase price of any shares of Common Stock purchased upon exercise of an option granted under the Stock Option Plan shall be paid in full, at the time of exercise of the option, by delivery of cash or a check payable to the Company, or by such other methods as may be provided in the option agreement. The purchase price of any shares of Restricted Stock purchased from the Company under the Stock Option Plan shall be paid in full at the time the purchaser of such Restricted Stock enters into a stock restriction agreement with the Company, by delivery of cash, check or such other method as may be agreed to by the Company.

         TERMINATION OF EMPLOYMENT. The Board shall determine the period of time during which an optionholder may exercise an option granted under the Stock Option Plan following such optionholder's termination of employment, death or disability. Such periods shall be set forth in each optionholder's agreement. The Board shall also determine the period of time during which the Company may repurchase shares of Restricted Stock granted under the Stock Option Plan following such stockholder's termination of employment or other relationship with the Company, death or disability. No incentive stock option may be exercised unless, at the time of such exercise, the optionholder is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                  (a) an incentive stock option may be exercised within the period of three months after the date the optionholder ceases to be an employee of the Company (unless his or her option agreement specifies a shorter period or a longer period, in which case an exercise after such three-month period shall be treated as the exercise of a non-qualified option);

                  (b) if the optionholder dies while employed by the Company, or within three months after the optionholder ceases to be an employee of the Company, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (unless a shorter period is specified in the applicable option agreement); and

                  (c) if the optionholder becomes disabled (as defined in Section 22(e)(3) of the Code or any successor provision thereto) while employed by the Company, the incentive stock option may be exercised within the period of one year after the date the optionholder ceases to be employed because of such disability (unless a shorter period is specified in the applicable option agreement).

         Notwithstanding the above, no option is exercisable after the expiration period as determined by the Board at the time of the grant.

         LIMITATIONS ON THE INCENTIVE STOCK OPTIONS. In addition to the provisions concerning incentive stock options which are described above, if an incentive stock option granted to any employee under the Stock Option Plan becomes exercisable for the first time by any employee during any one calendar year such that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable exceeds $100,000, the options to acquire stock in excess of the $100,000 shall be treated as nonstatutory stock options.

         ADDITIONAL RESTRICTIONS. The Board may include additional provisions in any option or restricted stock agreement under the Stock Option Plan, including restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make or arrange for loans or to transfer other property to holders upon exercise or such other provisions as determined by the Board in accordance with the Stock Option Plan; provided that such additional provisions shall not be inconsistent with any other term or condition of the Stock Option Plan and shall not cause any incentive stock options granted under the Stock Option Plan to fail to qualify as incentive stock options within the meaning of Section 422 of the Code.

         ACCELERATION, EXTENSION. The Board has the authority to accelerate the date on which an option granted under the Stock Option Plan may be exercised, to extend the dates during which options granted under the Stock Option Plan may be exercised or to accelerate the date on which the repurchase obligations with respect to Restricted Stock granted under the Stock Option Plan shall lapse.

         CANCELLATION AND NEW GRANT OF OPTIONS. The Board has the authority to effect, at any time and from time to time, with the consent of the affected optionholders, (i) the cancellation of any or all outstanding options under the Stock Option Plan and (ii) the grant in substitution therefor of new options under the Stock Option Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

         ELIGIBILITY. Options and awards of Restricted Stock under the Stock Option Plan may be granted to persons who are, at the time of the grant, employees of or consultants or advisors to (including any officers and directors who are employees of or consultants or advisors to), the Company or any of its subsidiaries, provided that incentive stock options may only be granted to persons who are eligible to receive such options under
Section 422A of the Code. A person who has been granted options or purchased shares of Restricted Stock may, if he or she is otherwise eligible, be granted additional options or sold additional shares of Restricted Stock if the Board shall so determine. The Stock Option Plan provides additional limitations on the options that may be granted to a person who holds, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company.

GENERAL RESTRICTIONS

         Optionholders under the Stock Option Plan generally have no rights as stockholders in the Company until the option is exercised and a stock certificate for such shares has been issued. Holders of Restricted Stock are stockholders in the Company. No certificates for Common Stock will be issued under the Stock Option Plan unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange upon which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Participants may be required to represent and agree in writing, for themselves and for their transferees, that the stock acquired by him or them under the Stock Option Plan is being acquired for investment purposes.

         Nothing contained in the Stock Option Plan confers upon any participant any rights with respect to his or her employment by the Company.

         The Stock Option Plan does not provide that any person has or may create a lien on any funds, securities or other property held under the Stock Option Plan.

EFFECTIVE DATE; AMENDMENT; TERMINATION

         The Stock Option Plan was adopted by the Board and the stockholders of the Company on July 29, 1992. The Stock Option Plan was amended by the Board and the Stockholders of the Company effective May 6, 1994. The Stock Option Plan was again amended by the Board and the stockholders effective on May 18, 1995, and on each of April 30, 1996, April 30, 1997, April 30, 1998 and April 28, 2000.

         The Stock Option Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Stock Option Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Stock Option Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with and subject to the terms and conditions of the Stock Option Plan and the appropriate option agreements.

         The Board has the power to amend the Stock Option Plan. No amendment may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including Section 422 of the Code and Rule 16b-3 of the Exchange Act or any successor provisions thereto.

         The termination or any modification or amendment of the Stock Option Plan shall not, without the consent of any holder of options or Restricted Stock granted thereunder, affect his or her rights under any option or restricted stock agreement previously granted to him or her. With the consent of the holder so affected, the Board may amend outstanding agreements in a manner not inconsistent with the Stock Option Plan. The Board has the right to amend or modify (i) the terms and provisions of the Stock Option Plan and of any outstanding incentive stock option granted under the Stock Option Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Stock Option Plan and of any outstanding option or restricted stock agreement to the extent necessary to ensure the qualification of the Stock Option Plan under Rule 16b-3.

FEDERAL INCOME TAX TREATMENT OF STOCK OPTIONS

         The following is a summary of the federal income tax treatment of incentive stock options, nonstatutory stock options and restricted stock awards. This summary is general and does not apply to gifts or any dispositions other than sales. Also, under certain circumstances, an optionholder may be entitled to a credit for alternative minimum tax previously paid. Additionally, in some individual cases, it will be important to consider the state and foreign tax consequences of participation in the Stock Option Plan and the effect, if any, of gift, estate and inheritance taxes.

         INCENTIVE STOCK OPTIONS. No taxable income will be recognized by the optionholder upon the grant or exercise of an incentive stock option granted under the Stock Option Plan (provided the difference between the option exercise price and the fair market value of the stock on the date of exercise must be included in the optionee's "alternative minimum taxable income" as described below), and no corresponding expense deduction will be available to the Company. Generally, if an optionholder holds shares acquired upon the exercise of an incentive stock option until the later of (i) two years from the grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionholder upon a sale of such shares will be treated as a capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to cause all such increase to be treated as capital gain.

         If the optionholder sells the stock prior to the expiration of the Statutory Holding Period (a "disqualifying disposition"), he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of
(i) the fair market value of the stock on the date of exercise less the option price or (ii) the amount realized on sale less the option price, and the Company will receive a corresponding business expense deduction. Any additional gain will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If the optionholder sells the stock for less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be a long-term capital loss if the shares are held for a shorter period.

         Special rules may apply to options held by directors and officers. If the optionholder making a disqualifying disposition is a person required to file reports under Section 16(a) of the Exchange Act, and the option was exercised within six months of the date of grant, the amount of taxable income realized at ordinary income tax rates (and the amount of the Company's business expense deduction) will be equal to the lesser of (i) the fair market value of the shares on the date that is six months after the date of grant less the option price of (ii) the amount realized on sale less the option price.

         For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonstatutory stock option. Thus, an optionholder must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at a rate of 24%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

         NON-STATUTORY STOCK OPTIONS. No taxable income is recognized by the optionholder upon the grant of a nonstatutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercised exceeds the option price (and the Company is required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended). If such a person (executive officers and directors of the Company) exercised the option within six months of the date of grant, upon exercise of such option, no income will be recognized by the optionholder until six months have expired from the date the option was granted, and the income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of the grant, unless the optionholder makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

         RESTRICTED STOCK. Upon acquisition of stock pursuant to a restricted stock award under the Stock Option Plan, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. To the extent the stock is subject to certain types of vesting restrictions, however, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed upon receipt of the stock. In this case, the recipient will need to file an 83(b) election with the Internal Revenue Service. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments equal to an amount based on the ordinary income recognized by the recipient. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

         Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on the length of time the stock was held from the date ordinary income was measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

         WITHHOLDING. The Company has the right to deduct from any payments otherwise due to an optionholder any federal, state or local taxes required by law to be withheld with respect to any shares issued upon exercise of options under the Stock Option Plan.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

         The Stock Option Plan is qualified under Section 401(a) of the Code and the Company believes that the Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                             IN FAVOR OF PROPOSAL II

    RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                                 (PROPOSAL III)

         The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has acted as the Company's auditors since 1987. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Arthur Andersen LLP is not required by the Company's By-laws or otherwise. The Board of Directors, however, is submitting the selection of Arthur Andersen LLP to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL III

        STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders in 2002 must be received at the Company's executive offices in Waltham, Massachusetts no later than December 31, 2001, to be included in the proxy statement and proxy card related to such meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting, other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with the best judgment.

                           By Order of the Board of Directors


                           Steven R. Wasserman
                           SECRETARY
March 27, 2001

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, ON TECHNOLOGY CORPORATION, WALTHAM WOODS, 880 WINTER STREET, BUILDING FOUR, WALTHAM, MASSACHUSETTS 02154.

                                                                      APPENDIX A
                                                                      ----------
                            ON TECHNOLOGY CORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of not less than three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. In determining the independence of each member of the Audit Committee, the Board of Directors will refer to the Nasdaq rules governing the composition of the corporation's Audit Committee and the determination of the "independent" members of such committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the members of the Board of Directors in fulfilling their responsibility to the shareholders and potential shareholders of the corporation, and the investment community relating to corporate accounting, financial reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and financial reporting practices of the corporation are in accordance with all applicable requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the corporation consistent with Independence Standards Board Standard 1, actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and recommend that the Board of Directors take appropriate action to oversee the independence of the independent auditors.

         Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         Review with the independent auditors and the corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

         Meet four times per year or more frequently as circumstances require. Each of the four scheduled meetings, should, if possible, be held in person rather than through alternative means.

         Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         Review the financial statements contained in the annual report to shareholders, the corporation's annual report on Form 10-K and the Corporation's quarterly reports on Form 10-Q prior to filing with the SEC or prior to any release of earnings with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         Meet with the internal and independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing practices and any issues that may have hampered the current engagement.

         Review accounting and financial human resources as well as succession planning within the corporation.

         Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the complete Board of Directors.

         Prepare a written report to shareholders to be included in the corporation's Proxy Statement for the Annual Meeting of Stockholders summarizing the activities of the Audit Committee in the immediately preceding fiscal year.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

ACCOUNTABILITY OF INDEPENDENT AUDITORS

         The Independent Auditors will ultimately be accountable to the Board of Directors and Audit Committee, as representatives of the corporation's shareholders and the Board of Directors and Audit Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate) the outside auditor to be proposed for shareholder approval in any proxy statement.

                            ON TECHNOLOGY CORPORATION

                AMENDED AND RESTATED 1992 EMPLOYEE AND CONSULTANT
                         STOCK OPTION AND INCENTIVE PLAN

                              Adopted July 29, 1992
                      Amended and Restated January 29, 2001

1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for ON Technology Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees and directors of and advisory committee members of and consultants to the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan contemplates the issuance of stock options and restricted stock.

2.       Administration of Plan.
         ----------------------

         (a) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan or issue shares of common stock in the Company pursuant to certain restrictions as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, stock restriction agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option and stock restriction agreements, which need not be identical; and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or stock restriction agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

         (b) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for an exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

         (c) Board Discretion. The terms of each Restricted Stock Award and each option agreement need not be identical, and the Board need not treat Participants or optionees uniformly.

3.       Options and Restricted Stock.
         ----------------------------

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code ("Non-Statutory Options" and, together with Incentive Stock Options, "Options").

         (b) Eligibility for Option Grants. The persons eligible to receive grants of stock options are as follows:

              (i) Incentive Stock Options. Incentive Stock Options shall be granted only to persons who are, at the time of grant, employees (including officers, directors and advisory committee members who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph (b) of Section 11 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

              (ii) Non-Statutory Options. Non-Statutory options shall be granted only to persons who are, at the time of grant, employees (including officers, directors and advisory committee members who are employees) or directors of or advisory committee members of or consultants to the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

              (iii) Grant of Options to Officers and Directors. From and after the registration of the Common Stock of the Company under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of an officer or director as a participant in the plan and the timing, price and number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board of Directors, if all of the directors shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of two or more persons having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph
(c)(2) of Rule 16b-3 under the Exchange Act (or any successor rule), as such term is interpreted from time to time.

         (c) Conversion to Restricted Stock. The Board, in its discretion, may choose, in any grant of an option or options under this Plan, to permit the holder thereof to accelerate such option and convert such option to a purchase of restricted stock as described in Section 3 below.

         (d) Restricted Stock. The Board may in its sole discretion grant restricted stock awards or permit the acceleration and conversion of any option (each a "Restricted Stock Award") to any employee, director, advisory committee member or consultant of the Company (each such person a "Participant") to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount equal to the purchase price of the shares (which may not be less than the par value per share) and (ii) delivery to the Company by the Participant of a written stock restriction agreement evidencing the terms governing such Restricted Stock Award.

         (e) Terms and Conditions of Restricted Stock. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

4.       Stock Subject to Plan.
         ---------------------

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 6,400,000 shares, all of which shares may be issued and sold pursuant to Incentive Stock Options granted under the Plan, non-statutory options under the Plan or Restricted Stock Awards under the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Shares of Common Stock repurchased by the Company under the terms of a Restricted Stock Award shall again be available for subsequent option or restricted stock grants under the Plan.

5.       Forms of Option Agreements and Stock Restriction Agreements.
         -----------------------------------------------------------

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Each option agreement shall state whether the options granted thereby are Incentive Stock Options or non-statutory options. As a condition to the purchase of shares pursuant to the grant of a Restricted Stock Award, each recipient of a Restricted Stock Award shall execute a stock restriction agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors and which shall include the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Restricted Stock Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Restricted Stock Award.

6.       Purchase Price.
         --------------

         (a) General. The purchase price per share of stock deliverable upon the exercise of an option or pursuant to the grant of a Restricted Stock Award shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph (b) of Section 11; (ii) in the case of a non-statutory option, the exercise price shall be determined in the sole discretion of the Board of Directors, at the time of grant of such option; and
(iii) in the case of a Restricted Stock Award, the purchase price may not be less that the par value of such stock.

         (b) Payment of Purchase Price. Options and Restricted Stock Awards granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or purchase price for such restricted stock, or, to the extent provided in the applicable option agreement or otherwise approved by the Board of Directors, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee for at least six months and having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. If payment of an option exercise price is through shares already held by such optionee, such shares to be tendered in payment may not be shares acquired upon the earlier exercise of any incentive stock option unless the optionee has held such shares until at least two years after the date of grant of such incentive stock option or one year after the exercise of such incentive stock option. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.

7.       Option Period.
         -------------

         Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.

8.       Exercise of Options.
         -------------------

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of
Section 7 above.

9.       Non-transferability.
         -------------------

         (a) Options. No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the optionee, the option shall be exercisable only by such person.

         (b) Restricted Stock. Except as the Board may otherwise determine or provide in a Restricted Stock Award, Restricted Stock Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

10.      Effect of Termination of Employment.
         -----------------------------------

         (a) Options. No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that if and to the extent the option agreement or instrument so provides:

              (i) the option may be exercised within the period of three months after the date the optionee ceases to be an employee (other than by reason of death or disability) of the Company (or within such lesser period as may be specified in the applicable option agreement);

              (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

              (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);

provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

         (b) Restricted Stock. The Board shall determine the effect on Restricted Stock Awards of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Restricted Stock Award or option agreement.

11.      Incentive Stock Options.
         -----------------------

         Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

              (a) Dollar Limitation. If Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company), in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000, then, to the extent required under the Code, the option to acquire such excess shall be treated as a non-statutory option.

              (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then, to the extent required under the Code, the option shall be treated as a non-statutory option unless the following special provisions are applicable to the option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

12.      Additional Provisions.
         ---------------------

         (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.      General Restrictions.
         --------------------

         (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.      Rights as a Shareholder.
         -----------------------

         The holder of an option shall have no rights as a shareholder with respect to any shares covered by such option until the date of issue of a stock certificate to him or her for such shares. Except as provided below in Section 15, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.      Adjustments.
         -----------

         (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

         (b)  Board Authority to Make Adjustments. Adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.      Reorganization.
         --------------

         (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company (each, an "Organic Event"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

         (c) Parachute Awards. If, in connection with an Organic Event, a tax under Section 4999 of the Code would be imposed on an optionholder or a Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of options or Restricted Stock Award which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the optionholder or Participant (the options or Restricted Stock Award not becoming so accelerated, realizable or vested, the "Parachute Awards"; provided, however, that if the "Aggregate Present Value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the optionholder or Participant under Section 4999 of the Code in connection with the Organic Event, then the options or Restricted Stock Award shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "Aggregate Present Value" of an option or Restricted Stock Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this
Section 7(e)(v) shall be made by the Company.

17.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence or absence due to military or government service shall constitute termination of employment shall be determined at the time of such absence in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

18.      Other Employee Benefits.
         -----------------------

         The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.      Amendment of the Plan.
         ---------------------

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee or Participant affected, the Board of Directors may amend outstanding option or stock restriction agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20.      Withholding.
         -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option, (ii) by delivering to the Company shares of Common Stock already owned by the optionee, or (iii) by delivering cash. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) 83(b) Election. When applicable, the Company will make available to each Participant a blank Form 83(b) for completion and filing by the Participant in the applicable office of the Internal Revenue Service; provided, however, that the Company shall be under no obligation to ensure that any such form is properly completed or filed. Except as expressly required by applicable tax laws, the Company shall have no liability with respect to any taxes due by reason of the Restricted Stock Award.

         (c) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

21.      Cancellation and New Grant of Options.
         -------------------------------------

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

22.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months before or after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors (or approval by shareholders, if earlier), or (ii) the date on which all shares available for issuance under the

Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

         Adopted by the Board of Directors and Stockholders as of July 29, 1992

         Amended by the Board of Directors and Stockholders on May 6, 1994

         Amended by the Board of Directors and Stockholders on May 18, 1995

         Amended by the Board of Directors and Stockholders on April 30, 1996

         Amended by the Board of Directors and Stockholders on April 30, 1997

         Amended by the Board of Directors and Stockholders on April 30, 1998

         Amended by the Board of Directors and Stockholders on April 30, 2000

         Amended and Restated by the Board of Directors on January 29, 2001

         Approved by the Stockholders on April 27, 2001

                                                                       EXHIBIT A

                            ON TECHNOLOGY CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

          1. Grant of Option. ON Technology Corporation, a Delaware corporation (the "Company"), hereby grants to ________________ (the "Employee"), an option, pursuant to the Company's Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (the "Plan"), to purchase an aggregate of ______________ shares of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of $___ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Incentive Stock Option. This option is intended to qualify as an incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Code.

         3.   Exercise of Option and Provisions for Termination.

              (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (or five years in the case of an option described in paragraph (b) of Section 11 of the Plan) (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

                                                        Total Number of
              Exercise Period                          Shares Exercisable
              ---------------                          ------------------


This option may not be exercised at any time on or after the Expiration Date.

              (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Employee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

              (c) Except as otherwise provided in this Section 3, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

              (d) Exercise Period Upon Termination of Employment. If the Employee ceases to be employed by the Company for any reason other than death or disability or a discharge for "cause," as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Employee was entitled to exercise this option on the date of such cessation.

              (e) Exercise Period Upon Death or Disability. If the Employee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be an employee of the Company (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Employee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Employee," as used in this option, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

              (f) Discharge for Cause. If the Employee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is discharged for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean any of the following as determined by the Company, which determination shall be conclusive: (i) breach of Employee's Employee Agreement or the terms of Employee's employment offer letter in any material respect; (ii) gross failure or habitual neglect to perform Employee's duties as an employee of the Company;
(iii) willful refusal or failure to comply with explicit, lawful directives of the Company or its Board of Directors given in good faith; (iv) conviction of a criminal felony; (v) fraud or embezzlement involving the assets of the Company or other material misappropriation of the Company's assets or funds; or (vi) willful misconduct or acts of bad faith with respect to the Company and its policies in connection with and related to Employee's employment.

         4.   Payment of Purchase Price.

              (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Employee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

              (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

              (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

              (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         5. Delivery of Shares. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         6. Non-transferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         7. No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.

         8. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         9.   Adjustments.

         (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

         (b)  Board Authority to Make Adjustments. Adjustments under this
Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

         (c)  Limits on Adjustments. No adjustment shall be made under this
Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.

         10.  Mergers, Etc.

         (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event"), the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

         (b) Acceleration. In the event of the occurrence of an Organic Event after three months following the date hereof, the vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated by 24 months, so that this option shall be exercisable with respect to that number of shares which would have been exercisable 24 months after the occurrence of such Organic Event, but for the occurrence of the Organic Event.

         11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Employee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

         13.  Miscellaneous.

         (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

         (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

         (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


Date of Grant:                         ON TECHNOLOGY CORPORATION:

                  , 200_
------------------
                                       By:
                                           ---------------------------------

                                       Title:
                                              ------------------------------

                              EMPLOYEE'S ACCEPTANCE


         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan.



                                       EMPLOYEE

                                       ------------------------------------
                                       Address:
                                                ---------------------------

                                       ------------------------------------

                                                                       EXHIBIT B


                            ON TECHNOLOGY CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT


         1. Grant of Option. ON Technology Corporation., a Delaware corporation (the "Company"), hereby grants to _______________ (the "Optionee") an option, pursuant to the Company's Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (the "Plan"), to purchase an aggregate of _____________ shares of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of $___ per share, purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code.

         2.   Exercise of Option and Provisions for Termination.

              (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the date 30 days after the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

                                                        Total Number of
              Exercise Period                         Shares Exercisable
              ---------------                         ------------------


This option may not be exercised at any time on or after the Expiration Date.

              (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

              (c) Termination of Employment. If the Optionee ceases to be employed by the Company or if the Optionee's consulting relationship is interrupted or terminated by the Company for any reason other than death or disability or a discharge for "cause," as provided below, this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

              (d) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date, while he or she is an employee of, advisory committee member of, or consultant to the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of, advisory committee member of, or consultant to the Company (other than as the result of a discharge for "cause" or termination of a consulting relationship for "cause", in each case as specified in paragraph (f) below), this option shall be exercisable by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

              (e) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her employment or consulting relationship with the Company because he or she is discharged or terminated for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean any of the following as determined by the Company, which determination shall be conclusive: (i) breach of Employee's Employee Agreement or the terms of Employee's employment offer letter in any material respect; (ii) gross failure or habitual neglect to perform Employee's duties as an employee of the Company; (iii) willful refusal or failure to comply with explicit, lawful directives of the Company or its Board of Directors given in good faith; (iv) conviction of a criminal felony; (v) fraud or embezzlement involving the assets of the Company or other material misappropriation of the Company's assets or funds; or (vi) willful misconduct or acts of bad faith with respect to the Company and its policies in connection with and related to Employee's employment.

         3.   Payment of Purchase Price.

              (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

              (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

              (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

              (d) Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         4. Delivery of Shares. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         5. Non-transferability of Option. Except as provided in paragraph (e) of Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         6. No Special Employment or Consulting Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee or the continuation of the consulting relationship with the Optionee for the period within which this option may be exercised. However, during the period of the Optionee's employment or consulting relationship, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

         7. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         8.   Recapitalization.

              (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

              (b)   Board Authority to Make Adjustments. Adjustments under this
Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

         9.   Mergers, Etc.

              (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event"), the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

              (b) Acceleration. In the event of the occurrence of an Organic Event after three months following the date hereof, the vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated by 24 months so that this option shall be exercisable with respect to that number of shares which would have been exercisable 24 months after the occurrence of such Organic Event but for the occurrence of the Organic Event.

         10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         11.  Miscellaneous.

              (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

              (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

              (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:                         ON TECHNOLOGY CORPORATION:

__________, 200_


                                       By:
                                           --------------------------------

                                       Title:
                                             ------------------------------








                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan.


                                       OPTIONEE

                                       ---------------------------------
                                       ADDRESS:
                                               -------------------------

                                       ---------------------------------

                                                                       EXHIBIT C


                            ON TECHNOLOGY CORPORATION

                                    Form of
                           STOCK RESTRICTION AGREEMENT
                           ---------------------------


         THIS STOCK RESTRICTION AGREEMENT made as of the ___ day of ____, 200_ between ON Technology Corporation, a Delaware corporation (the "Company"), and _________ (the "Stockholder").

         For valuable consideration, receipt of which is acknowledged, the Company and the Stockholder agree as follows:

         1. Stock. The Stockholder has previously acquired ________ shares of the common stock, par value $.01 per share, of the Company (the "Shares").

         The Stockholder agrees that the Shares will be subject to a right of repurchase by the Company as set forth in Section 2 of this Agreement (the "Repurchase Right") and the restrictions on transfer set forth in Section 3 of this Agreement.

         2. Repurchase of Shares. (a)If the Stockholder's employment with the Company is terminated, either by the Company or the Stockholder, for any reason or for no reason (the date of such termination being hereinafter referred to as the "Termination Date"), then the Company shall have the right to repurchase at the Buyout Price (as defined below) the number of Shares set forth below; provided, however, that in the event that the Stockholder is terminated for Cause (as defined in the option agreement pursuant to which the Shares were originally purchased), the Company shall have the right to repurchase all of the Shares at the Exercise Price.

              (i) If the Termination Date occurs on or before __________, the Stockholder shall be entitled to retain _____ Shares and shall sell to the Company ______ Shares;

              (ii) If the Termination Date occurs after _____ but on or before _____, the Stockholder shall be entitled to retain _____ Shares and shall sell to the Company _____ Shares; and

              (iii) If the Termination occurs after ________, the Stockholder shall be entitled to retain all of the Shares.

         Any Shares required to be transferred and sold by the Stockholder to the Company pursuant to this Section 2 shall be repurchased by the Company at $._________ per Share (as adjusted pursuant to Section 7 hereof, the "Buyout Price'), such consideration to be paid by the Company in cash or by check.

              (b) Notwithstanding anything herein to the contrary, in the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company prior to the Termination Date (each, an "Organic Event"), then, in connection with the consummation of such Organic Event, the dates set forth in the vesting provisions of clause (a) shall be accelerated by 24 months and the number of Shares otherwise subject to repurchase by the Company pursuant to this Section 2 shall be automatically adjusted to reflect the acceleration of such dates.

         3. Restrictions on Transfer. The Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares or any other equity interests of the Company, or any interest therein, unless and until such Shares and other equity interests are no longer subject to repurchase by the Company hereunder; provided, however, that the Stockholder may make transfers of the Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit (except no such transfers shall be made pursuant to any divorce or separation proceedings unless the Board of Directors shall have approved such transfer and the Stockholder retains voting control over such Shares); provided, further, that such Shares shall remain subject to this Agreement and such transferee shall, as a condition to transfer, agree in writing to be bound by the terms of this Agreement.

         4. Effect of Prohibited Transfer. The Company will not be required (a) to transfer on its books any of the Shares or other equity interests which has been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or other equity interests, or to pay dividends to, any transferee to whom any such Shares or other equity interests has been so sold or transferred. In addition, in the event that any Shares or other equity interests are sold or transferred (including by operation of law or otherwise) in violation of any of the provisions set forth in this Agreement, the Company will have the right and option to purchase from the transferring Stockholder and any purported transferee all of such Shares or other equity interests for a purchase price per share equal to the Buyout Price. Any such purchase by the Company will be effected in accordance with the procedures set forth in Section 2 of this Agreement (and references to the Repurchase Right in such Section 2 shall be deemed to refer to the option described in this Section 4 and references to termination of employment in
Section 2 shall be deemed to refer to a prohibited transfer as described in this
Section 4).

         5. Restrictive Legend. All certificates representing Shares or other equity interests subject to this Agreement will bear a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

              "The Shares represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the Company."

         6. Adjustments for Splits, Dividends, etc. If from time to time during the term of the Repurchase Right there is any split-up, dividend, distribution or other reclassification of the Shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares or other Company securities will be immediately subject to the Repurchase Right, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Buyout Price shall be appropriately adjusted.

         7.   Withholding Taxes.

              (a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder.

              (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.

         8. Severability. The invalidity or unenforceability of an provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

         9. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         10. Binding Effect. This Agreement is binding upon and shall inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.

         11. No Rights To Employment. Nothing contained in this Agreement is to be construed as giving the Stockholder any right to be retained, in any position, as an employee of or consultant to the Company.

         12. Notice. All notices required or permitted hereunder must be in writing and are deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party to this Agreement at the address shown beneath such party's signature to this Agreement, or at such other address as one party will designate to the other in accordance with this Section 12.

         13. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         14. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

         15. Governing Law. This Agreement is to be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       ON TECHNOLOGY CORPORATION


                                       By: _________________________________

                                           Name:  __________________________

                                           Title:  _________________________


                                       Stockholder:


                                       _____________________________________
                                       Name:

                                       Address: ____________________________

                                                ____________________________

                            ON TECHNOLOGY CORPORATION

       Waltham Woods, 880 Winter Street, Building Four, Waltham, MA 02451

                       SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 27, 2001

The undersigned, hereby appoints as Proxies Robert L. Doretti and Steven R. Wasserman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of capital stock of ON Technology Corporation (the "Company") held of record by the undersigned on March 8, 2001, at the Annual Meeting of Stockholders to be held on April 27, 2001 and at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN , THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

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Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
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HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

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

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

-------------------------
ON TECHNOLOGY CORPORATION
-------------------------

RECORD DATE SHARES:

1. Election of Directors.             FOR THE         WITH-
                                      NOMINEE          HOLD
   (01) Robert P. Badavas               [ ]            [ ]
   (02) Robert L. Doretti               [ ]            [ ]

                                                     FOR      AGAINST    ABSTAIN
2. To approve an amendment and restatement of the    [ ]        [ ]        [ ]
   1992 Employee and Consultant Stock Option Plan.

3. To ratify the appointment of Arthur Anderson LLP  [ ]        [ ]        [ ]
   as independent auditors.

4. In their discretion, the proxies are authorized   [ ]        [ ]        [ ]
   to vote upon such other matters as may properly come before the meeting.


Please be sure to sign and date this Proxy.      Date
                                                      -------------

-------------------------     -------------------------
Stockholder sign here         Co-owner sign here

DETACH CARD                                                          DETACH CARD

                            ON TECHNOLOGY CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 27, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ON Technology Corporation